Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND
DEVELOPMENT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AND DEVELOPMENT AGREEMENT (this “Amendment”) is made as of the 1st day of August, 2012, by and among ALEXANDER’S INC., a Delaware corporation, on behalf of itself and each of the subsidiaries listed in Exhibit B attached hereto (“Alexander’s”), having an address at 210 Route 4 East, Paramus, New Jersey 07652, (sometimes hereinafter referred to as “Owner”), and VORNADO MANAGEMENT CORP., a New Jersey corporation, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Manager”).

R E C I T A L S

A.        WHEREAS, Alexander’s and Manager have heretofore entered into that certain Amended and Restated Management and Development Agreement, dated July 3, 2002, as amended by First Amendment to Amended and Restated Management and Development Agreement dated as of July 6, 2005, Second Amendment to Amended and Restated Management and Development Agreement dated as of December 20, 2007 and Third Amendment to Amended and Restated Management and Development Agreement dated as of November 30, 2011 (as so amended, the “Development Agreement”).

B.        WHEREAS, Owner and Manager desire to amend the Development Agreement to eliminate the requirement for Development Fee Installments.

NOW THEREFORE, in consideration of Ten Dollars ($ 1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Owner and Manager hereby agree as follows to the following amendments to be effective from and after the date hereof (the “Effective Date”):

1                    Deletion of “Development Fee Installments” and “Specified Installment Amount”.  Paragraph 3 of the First Amendment to Amended and Restated Management and Development Agreement, dated as of July 6, 2005, and paragraph 3 of the Second Amendment to Amended and Restated Management and Development Agreement, dated as of December 20, 2007, are each hereby deleted in their entirety.

2                    Counterparts.  This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

3                    Defined Terms.  All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Development Agreement. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

4                    Amendment.  This Amendment is incorporated into and made a part of the Development Agreement, and the Development Agreement and all terms, conditions and provisions of the Development Agreement are ratified and confirmed in all respects and is and shall continue to be in full force and effect as modified and amended hereby.

5                    Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6                    No Modification.  This Amendment constitutes the entire understanding of the parties with respect to the subject hereof and may not be amended except in a writing executed by the parties hereto.

7                    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their successors and permitted assigns.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OWNER:

ALEXANDER’S INC., a Delaware corporation

By:	/s/ Steven Santora
Name:	Steven Santora
Title:	Assistant Secretary

MANAGER:

VORNADO MANAGEMENT CORP.

By:	/s/ Joseph Macnow
Name:	Jose[h Macnow
Title:	Executive Vice President

Exhibit B

The following entities:

Alexander’s Department Stores of Brooklyn, Inc.

Alexander’s Department Stores of New Jersey, Inc.

Alexander’s of Brooklyn, Inc.

Alexander’s Personnel Providers, Inc.

Alexander’s of Brooklyn II, LLC

Alexander’s of Kings LLC

Alexander’s Kings Plaza LLC

Kings Parking LLC

Kings Plaza Lender LLC

Alexander’s Rego Shopping Center, Inc.

Rego Park Commercial LLC

Rego Park Residential LLC

Alexander’s Construction LLC

Alexander’s Management LLC

Fifty Ninth Street Insurance Company, LLC

Sakraf Wine & Liquor Store

Ownreal Inc.

731 Office One Holding LLC

731 Office Two Holding LLC

Alexander’s of Rego Park II, Inc.

731 Commercial Holding LLC

731 Commercial, LLC

731 Office One LLC

731 Office Two LLC

Rego II Borrower LLC

731 Retail One LLC

731 Restaurant LLC